Exhibit 10.17

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 8, 2013, but effective as of December 31, 2012 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, each as a “Lender”), and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A. The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of November 30, 2010, as amended by that certain Assignment and First Amendment to Third Amended and Restated Credit Agreement dated as of October 31, 2011, as amended by that certain Second Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of December 29, 2011, and as amended by that certain Third Amendment to Third Amended and Restated Credit Agreement dated as of October 29, 2012 (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B. The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein.

C. Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent and the Issuing Bank have entered into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 7.13(a) is hereby deleted and replaced in its entirety with the following:

“(a) Leverage Ratio. Permit or suffer the ratio of (i) Total Debt to (ii) EBITDAX, as of the last day of any period of four consecutive fiscal quarters ending on March 31, June 30, September 30 and December 31 of each calendar year, to be greater than, (x) for the four-fiscal quarter period ending December 31, 2012, through and including the four-fiscal quarter period ending June 30, 2013, 4.25 to 1.00; and (y) for any four-fiscal quarter period ending September 30, 2013, and thereafter, 4.00 to 1.00.”

Section 3. Ratification. The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended or waived hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 4. Effectiveness. This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 4:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and each Lender;

(b) The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee agreement entered into by the parties pursuant to Section 2.10 of the Credit Agreement;

(c) The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, each of the parties hereto has caused this Fourth Amendment to Third Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC., a Nevada corporation

By:	/s/ ROLAND O. BURNS
Name:	Roland O. Burns
Title:	Senior Vice President
and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender

By:	/s/ JAMES V. DUCOTE
Name:	James V. Ducote
Title:	Director

BANK OF AMERICA, N.A., as Syndication Agent and Lender

By:	/s/ MICHAEL J. CLAYBORNE
Name:	Michael J. Clayborne
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Co- Documentation Agent and Lender

By:	/s/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Authorized Officer

COMERICA BANK, as Co-Documentation Agent and Lender

By:	/s/ V. MARK FUQUA
Name:	V. Mark Fuqua
Title:	Senior Vice President

UNION BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ BRIAN HAWK
Name:	Brian Hawk
Title:	Investment Banking Officer

REGIONS BANK, as a Lender

By:	/s/ TRESS M. JOHNSON
Name:	Tress M. Johnson
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
Name:	Terry Donovan
Title:	Managing Director

COMPASS BANK, as a Lender

By:	/s/ UMAR HASSAN
Name:	Umar Hassan
Title:	Vice President

NATIXIS, as a Lender

By:	/s/ LOUIS P. LAVILE, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ TIMOTHY L. POLVADO
Name:	Timothy L. Polvado
Title:	Sr. Managing Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ HEATHER HAN
Name:	Heather Han
Title:	Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ YANN PIRIO
Name:	Yann Pirio
Title:	Director

BOKF, NA, dba Bank of Texas, as a Lender

By:	/s/ MYNAN C. FELDMAN
Name:	Mynan C. Feldman
Title:	Senior Vice President

IBERIABANK, as a Lender

By:	/s/ MONI COLLINS
Name:	Moni Collins
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ RYAN K. MICHAEL
Name:	Ryan K. Michael
Title:	Senior Vice President

ONEWEST BANK, FSB, as a Lender

By:	/s/ GRANT AHEARN
Name:	Grant Ahearn
Title:	Executive Vice President

WHITNEY BANK, as a Lender

By:	/s/ WILLIAM JOCHETZ
Name:	William Jochetz
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ BYRON L. COOLEY
Name:	Byron L. Cooley
Title:	Executive Director

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of February 8, 2013 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC. COMSTOCK OIL & GAS—LOUISIANA, LLC COMSTOCK OIL & GAS GP, LLC,
By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

By Comstock Oil & Gas GP, LLC, its general partner,

By Comstock Resources, Inc., its sole member

By:	/s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:	/s/ ROLAND O. BURNS
Name: Roland O. Burns
Title: Manager